KeyCorp Second Quarter 2022 Earnings Review July 21, 2022 Don Kimble Vice Chairman and Chief Financial Officer Chris Gorman Chairman and Chief Executive Officer Exhibit 99.2

Forward-looking Statements and Additional Information This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control.) Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2021, and in other filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. This presentation also includes certain non-GAAP financial measures related to “tangible common equity,” “cash efficiency ratio,” and “pre-provision net revenue.” Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the appendix of this presentation, or page 42 of our Form 10-Q dated March 31, 2022. GAAP: Generally Accepted Accounting Principles 2

2Q22 Results

Financial Results

$.54	Positive	14%	20.9%
Earnings per diluted common share	Operating Leverage vs. PY & PQ	Increase in PPNR[1] vs. PQ	Return on average tangible common equity[1]

- **Revenue up +6% QoQ:** driven by growth in net interest income, reflecting strong loan growth and positioning for higher interest rates
- **Strong loan growth:** adding and deepening client relationships across franchise with momentum in both consumer and commercial
- **Noninterest income:** continues to reflect slowdown in capital markets with more client activity moving on balance sheet
- **Disciplined expense management:** expense levels reflect variable cost structure of business as well as investments for future growth
- **Strong credit quality:** net charge-offs to average loans of 16 bps; lower NPL and criticized loans

Strategic Highlights

- **Committed to serving and supporting our clients through all market conditions**
- **Expanded Laurel Road:** extended offering for healthcare professionals, including nurses
- **Acquired GradFin:** leading loan counselor for healthcare professionals
- **Expanded embedded banking platform:** new payments facilitation capabilities
- **Expanded climate commitments:**
  - ✓ Joined PCAF[2]
  - ✓ Investing $38Bn in Sustainable Finance initiatives
  - ✓ Carbon neutral scope 1 & 2 emissions by 2030

PPNR = Pre-provision net revenue
(1) Non-GAAP measure: see appendix for reconciliation; (2) Partnership for Carbon Accounting Financials

3

Financial Review

EOP = End of Period; (1) Non-GAAP measure: see appendix for reconciliation; (2) 6/30/2022 ratios are estimated and reflect Key's election to adopt the CECL optional transition provision Financial Highlights 5 EPS – assuming dilution $ .54 $ .45 $ .72 20% (25) % Cash efficiency ratio(1) 59.5% 62.4% 59.9% (290) bps (40) bps Return on average tangible common equity(1) 20.9 14.1 21.3 680 (40) Return on average total assets 1.16 .99 1.63 17 (47) Net interest margin 2.61 2.46 2.52 15 9 Common Equity Tier 1(2) 9.2% 9.4% 9.9% (20) bps (70) bps Tier 1 risk-based capital(2) 10.4 10.7 11.3 (30) (90) Tangible common equity to tangible assets(1) 5.3 6.0 7.4 (70) (210) NCOs to average loans .16% .13% .09% 3 bps 7 bps NPLs to EOP portfolio loans .38 .41 .69 (3) (31) Allowance for credit losses to EOP loans 1.13 1.19 1.36 (6) (23) Profitability Capital Asset Quality 2Q22 1Q22 2Q21 LQ Δ Y/Y Δ Continuing operations, unless otherwise noted

Loans

Total Average Loans


$ in billions
$101
$7.5
$.7 —
$109
32%
27%
$110
$100
$90
$80
$70
$60
2Q21
3Q21
4Q21
1Q22
2Q22
Total average loans
PPP
C&I line utilization

Average Loan Detail

$ in billions

Commercial Loans


$71
$72
$75
$7.5
$1.2
$.7
2Q21
1Q22
2Q22
Commercial loans
PPP

Consumer Loans


$30
$32
$34
2Q21
1Q22
2Q22
Consumer loans

Highlights

PPP

- **$.7Bn of average PPP loans in 2Q22**
- **$.5Bn of PPP forgiveness in 2Q22**

vs. Prior Year

- **Average loans up 8% from 2Q21; up 21%(1) excl. PPP + indirect auto sale**
  - Broad-based commercial growth and an increase in utilization, partially offset by a decline in PPP balances
  - Strength in consumer mortgage and Laurel Road, partially offset by the sale of Key's indirect auto portfolio in 3Q21

vs. Prior Quarter

- **Average loans up 5% from 1Q22; up 6%(1) excl. PPP**
  - Broad-based commercial growth with an increase in utilization
  - Solid quarter for consumer mortgage ($3.2Bn originations) and Laurel Road ($445MM originations)

(1) Loan variances exclude indirect auto balances of $3.9Bn in 2Q21 and PPP balances of $7.5Bn, $1.2Bn, and $0.7Bn in 2Q21, 1Q22, and 2Q22, respectively

6

Deposits

Average Deposits

$ in billions



$144
$147
$150
$120
$90
$60
$30
$0
.07%
.05%
.08%
.06%
2Q21
3Q21
4Q21
1Q22
2Q22
Commercial
Consumer
Cost of total interest-bearing deposits
Cost of total deposits

2Q22 Average Deposit Mix

$ in billions



$7.9
$3.5
$50.7
$85.4
Noninterest-bearing
NOW and MMDA
Savings
CDs and other time deposits

Highlights

- **Strong and stable deposit base**
  - 35% noninterest-bearing[(1)]
  - ~60% stable retail and low-cost escrow
  - 78% loan to deposit ratio[(2)]
- **Cumulative total interest-bearing deposit beta: 3.6%**

vs. Prior Year

- **Average deposits up 2% from 2Q21**
  - Growth from consumer and commercial relationships
  - Partially offset by decline in time deposits

vs. Prior Quarter

- **Average deposit balances down 2% from 1Q22**
  - Seasonal commercial outflows
  - Lower public sector deposits related to stimulus funds

(1) Based on period-end balances; (2) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits

7

Net Interest Income and Margin $ in millions, continuing operations vs. Prior Quarter TE = Taxable equivalent Net Interest Income (TE) Net Interest Margin (TE) x NIM Change vs. Prior Quarter 1Q22: 2.46% Earning asset yields and balance sheet mix .18 Interest-bearing deposit costs (.02) Paycheck Protection Program (PPP) (.01) Total change .15 2Q22: 2.61% Net interest income up $81MM (+8%) from 2Q21 Reflects higher interest rates, higher earning asset balances and favorable balance sheet mix Partially offset by the exit of the indirect auto loan portfolio (3Q21) and lower PPP loan fees Net interest income up $84MM (+8%) from 1Q22 Reflects higher interest rates, higher earning asset balances and favorable balance sheet mix Benefit from one additional day in the quarter Net Interest Income & Net Interest Margin Trend (TE) Highlights 8 vs. Prior Year $1,023 $1,104

Noninterest Income

Noninterest Income

$ in millions up / (down)	2Q22	vs. 2Q21	vs. 1Q22
Trust and investment services income	$ 137	$ 4	$ 1
Investment banking and debt placement fees	149	(68)	(14)
Service charges on deposit accounts	96	13	5
Operating lease income and other leasing gains	28	(8)	(4)
Corporate services income	88	33	(2)
Cards and payments income	85	(28)	5
Corporate-owned life insurance	35	5	4
Consumer mortgage income	14	(12)	(7)
Commercial mortgage servicing fees	45	1	9
Other income	11	(2)	15
Total noninterest income	**$ 688**	**$ (62)**	**$ 12**

Highlights

vs. Prior Year

- **Noninterest income down $62MM (-8%) from 2Q21**
  - Lower investment banking and debt placement fees (-$68MM) reflecting slowdown in capital markets activity
  - Lower cards and payments income (-$28MM) largely driven by lower prepaid card revenue, partially offset by core growth
  - Lower consumer mortgage income (-$12MM) driven by higher balance sheet retention and lower gain on sale margins
  - Strength in corporate services (+$33MM) from higher derivatives income

vs. Prior Quarter

- **Noninterest income up $12MM (+2%) from 1Q22**
  - Higher other income (+15MM) driven by market-related adjustments in the prior quarter
  - Higher commercial mortgage servicing (+9MM) driven by higher special servicing fees
  - Lower investment banking and debt placement fees (-$14MM) driven by continued slowdown in capital markets activity

9

Noninterest Expense 10 vs. Prior Quarter vs. Prior Year $ in millions favorable / (unfavorable) 2Q22 vs. 2Q21 vs. 1Q22 Personnel $ 607 $ 16 $ 23 Net occupancy 78 (3) (5) Computer processing 78 (7) (1) Business services, professional fees 52 (1) 1 Equipment 26 (1) (3) Operating lease expense 27 4 1 Marketing 34 (3) (6) Other expense 176 (7) (18) Total noninterest expense $ 1,078 $ (2) $ (8) Noninterest expense relatively stable (+$2MM) from 2Q21 Higher nonpersonnel expense (+18MM) primarily driven by computer processing expense (+$7MM) and other expense (+$7MM) related to increased travel and entertainment Lower personnel expense (-$16MM) from a decrease in incentive and stock-based compensation, partially offset by higher salaries Noninterest expense up $8MM (+1%) from 1Q22 Higher nonpersonnel expense related to an increase in other expense (+$18MM) from increased travel and entertainment, as well as higher marketing and net occupancy expenses Lower personnel expense (-$23MM) from lower incentive and stock-based compensation and employee benefits expense, partially offset by higher salaries Noninterest Expense Highlights

NCO = Net charge-off NPL = Nonperforming Loans Credit Quality 11 NPLs NPLs to period-end loans Allowance for credit losses to NPLs Allowance for credit losses 2Q22 allowance for credit losses to period-end loans of 1.13% Nonperforming Loans Allowance for Credit Losses (ACL) $ in millions $ in millions NCOs Provision for credit losses NCOs to avg. loans Net Charge-offs & Provision for Credit Losses $ in millions

(1) 6/30/22 ratio is estimated and reflects Key's election to adopt the CECL optional transition provision; (2) Non-GAAP measure: see Appendix for reconciliation Capital 12 Strong capital position: CET1 ratio 9.2%(1) at 6/30/2022 Within targeted range of 9.0% - 9.5% Declared quarterly common share dividend of $.195 Tangible Common Equity to Tangible Assets(2) Common Equity Tier 1(1) Highlights Capital Priorities Organic Growth Dividends Share Repurchases 2 1 3

Full Year 2022 Outlook Long-term Targets Positive operating leverage Moderate risk profile: Net charge-offs to avg. loans targeted range of 40-60 bps ROTCE: 16% - 19% Cash efficiency ratio: 54% - 56% Full Year 2022 (vs. Full Year 2021) 13 Average Balance Sheet Loans: up 4% - 6% Deposits: up 1% - 3% Loans: up 9% - 11% Deposits: up 1% - 3% Net Interest Income (TE) Net interest income: up 6% - 9% Net interest income: up 10% - 12% Noninterest Income Noninterest income: down 4% - 6% Noninterest income: down 10% - 12% Noninterest Expense Noninterest expense: down 1% - 3% Noninterest expense: down 2% - 4% Credit Quality Net charge-offs to average loans: 15 – 25 bps Net charge-offs to average loans: 15 – 25 bps Taxes GAAP tax rate: ~19% GAAP tax rate: ~19% Prior Guidance (as of 4/21/22) Updated Guidance (as of 7/21/22)

Appendix

Commercial Loan Portfolio Detail

Total Commercial Loans

$ in billions	6/30/22	% of total loans
Commercial and industrial	$ 55.2	49%
Commercial real estate	17.8	16
Commercial lease financing	4.0	4
Total Commercial	**$ 77.0**	**69%**

vs. Prior Year

- Target specific client segments focused in seven industry verticals
- Experienced bankers with deep industry expertise
- Focused on high quality clients
- Credit quality metrics remain strong and stable
  - Disciplined, consistent underwriting
  - Active surveillance with ongoing portfolio reviews
  - Dynamic assessment of ratings migration



~80% commercial bank credit exposure from relationship[1] clients

Commercial & Industrial (C&I)

- Solid middle market portfolio
- Aligning bankers to areas of market opportunity and growth - investing in strategic hires with industry vertical expertise
- High-quality borrowers
- Small, stable leveraged portfolio: ~2% of total loans

Commercial Real Estate (CRE)

- Strengthened credit risk profile with strategic exits and growth in targeted client segments to focus on relationships
- Significantly scaled back construction portfolio from pre-global financial crisis *(42% in 2008 → 14% in 2021)*
- Focused on relationships with owners and operators
- Strategic focus in CDLI and multifamily

Targeted Industry Verticals

Consumer · *Healthcare* · *Technology* · *Energy* · *Industrial* · *Real Estate* · *Public Sector*

(1) Relationship client is defined as having two or more of the following: credit, capital markets, or payments

15

Consumer Loan Portfolio Detail

Total Consumer Loans

$ in billions	6/30/22	% of total loans	WA FICO at origination
Consumer mortgage	$ 19.6	17%	762
Home equity	8.1	7	809
Consumer direct	6.7	6	774
Credit card	1.0	1	791
Consumer indirect(1)	0.6	N/A	N/A
Total Consumer	**$ 35.4**	**31%**	**772**

Portfolio Highlights

- Prime & super prime client base focused on relationships
- Continued consumer originations bring more balance to portfolio
- Continuing to invest in digital to drive future growth

772
weighted average FICO at origination

Laurel Road



$ in millions
Origination Volume
$399
$504
$646
$820
$445
2Q21
3Q21
4Q21
1Q22
2Q22

- High-quality client base: primarily healthcare professionals
- Expands Key's digital reach and consumer franchise nationally through targeted scale (doctor/dentist clients in all 50 states)
- Launched Laurel Road for Doctors in 1Q21 and expanded platform to nurses in 2Q22
- Production levels continue to be impacted by the federal student loan payment holiday

Consumer Mortgage



$ in billions
Origination Volume
$3.7
$3.7
$3.4
$2.6
$3.2
2Q21
3Q21
4Q21
1Q22
2Q22

- Focused on prime/super-prime clients (weighted average FICO at origination: 762)
- Investing in digital capabilities to enhance client experience and improve efficiency
- Continued momentum with loan originations of $3.2Bn in 2Q22 and $13.8Bn in FY21

Note: Table may not foot due to rounding
(1) Indirect auto portfolio was sold on 9/10/21

16

Investment Portfolio

Average Total Investment Securities



$ in billions
$60.0
$40.0
$20.0
$0.0
3.00%
2.50%
2.00%
1.50%
1.00%
$40.1
$50.3
1.77%
1.75%
2Q21
3Q21
4Q21
1Q22
2Q22
Average HTM securities
Average AFS securities
Average yield(1)

Existing Portfolio Repricing Characteristics



$ in billions
$20.0
$15.0
$10.0
$5.0
$0.0
$3.4
$6.3
$15.0
2022(2)
2023
2024
Projected Cash Flows & Maturities (under implied forward rates)
Floating Rate (including hedges)

Highlights

- **Portfolio used for funding and liquidity management**
  - Portfolio composed primarily of fixed-rate GNMA and GSE-backed MBS and CMOs
  - Portfolio yield excluding short-term Treasury/Agency: 2.0%
- **Average balances reflects redeployment of cash into higher yielding securities**
  - ~50% ($1.7Bn) of 2Q22 reinvestment designated as held-to-maturity
- **New investment opportunities at higher yields than runoff**
  - Current purchases ~4.0% compared to ~2.0% runoff
- **Portfolio constructed to enhance current returns on excess liquidity, while preserving the opportunity to capitalize on higher interest rates in the future**
  - Recent Agency MBS/CMO investments constructed to limit extension risk and provide continued cash flows as rates rise (~$1.7Bn per quarter in the near-term)
  - Short-term Treasury/Agency portfolio consists of a laddered maturity profile with runoff beginning in 2023
- **$5.9Bn securities hedges terminated in 1Q22 & 2Q22 to lock in gains, $.4Bn of hedges remained to end the quarter**
  - +$426MM gain on terminated hedges to benefit securities yields over the remaining life of the mortgage securities
- **Available for sale portfolio duration of 5.8 years at 6/30/2022 (duration including securities hedges)**

(1) Yield is calculated on the basis of amortized cost; (2) 2022 cash flows represent 3Q22-4Q22 and do not include 2Q22 results

17

Asset & Liability Management Positioning

Balanced approach to managing interest rate risk provides declining rate protection while maintaining upside to higher rates

2Q22 Balance Sheet Highlights(1)

Loan Composition



Other 11%
Fixed 32%
1M LIBOR 25%
SOFR 18%
Prime 9%
3M LIBOR 5%

Deposit Mix



Noninterest-bearing 34%
Interest-bearing 66%

- **Attractive business model with relationship-oriented lending franchise**
  - Distinctive commercial capabilities drive C&I growth and ~70% floating-rate loan mix (incl. PPP)
  - Laurel Road and consumer mortgage enhance fixed rate loan volumes with attractive client profile
- **Strong, low-cost deposit base**
  - ~60% stable retail and low-cost escrow
  - >85% from markets where Key maintains top-5 deposit or branch share
- **$50Bn investment portfolio structured to provide greater yield stability in a lower rate environment**
  - Higher allocation of bullet-like securities and mortgage collateral with lower prepayment risks and limited exposure to unamortized premiums

Actively Managing Interest Rate Risk Position

- **Given macroeconomic and geopolitical uncertainty, the position exhibits a more neutral exposure to rate changes**
  - Lower rates exposure evolving as overall market and deposit rates move higher
  - Mindful towards increased levels of current and expected volatility
- **Opportunistically reinvesting to monetize higher term rates**
  - Modest modeled year one net interest income benefit to a ramped 200 bps rise in rates with conservative low 30's deposit beta assumption
  - Incremental ~1.1% NII benefit for each 5% reduction in beta
  - ~$10Bn in short-term treasuries
- **Total hedge portfolio of $36.6Bn at 6/30/2022**



2Q22
$ 23.1Bn
$ 8.9Bn
$ 4.6Bn
A/LM Swaps
Debt Swaps
A/LM Fwd Swaps

- **Continually evaluating opportunities to protect and enhance NII through new hedging and/or modifying existing positions**

(1) Loan and deposit statistics based on 6/30/2022 ending balances

18

Credit Quality Trends (1) Loan and lease outstandings; (2) From continuing operations 19 Delinquencies to Period-end Total Loans Criticized Outstandings(1) to Period-end Total Loans Continuing Operations Continuing Operations 30 – 89 days delinquent 90+ days delinquent Metric(2) 2Q22 1Q22 4Q21 3Q21 2Q21 Delinquencies to EOP total loans: 30-89 days .12% .11% .16% .17% .19 % Delinquencies to EOP total loans: 90+ days .04 .05 .07 .08 .07 NPLs to EOP portfolio loans .38 .41 .45 .56 .69 NPAs to EOP portfolio loans + OREO + Other NPAs .41 .44 .48 .61 .73 Allowance for credit losses to period-end loans 1.13 1.19 1.20 1.25 1.36 Allowance for credit losses to NPLs 296.5 289.5 268.9 223.1 197.7

Credit Quality

Credit Quality by Portfolio

$ in millions	Period-end loans	Average loans	Net loan charge-offs	Net loan charge-offs[3] / average loans (%)	Nonperforming loans	Ending allowance	Allowance / period-end loans (%)	Allowance / NPLs (%)
	6/30/22	2Q22	2Q22	2Q22	6/30/22	6/30/22	6/30/22	6/30/22
Commercial and industrial[1]	$ 55,245	$ 53,858	$ 31	.23%	$ 197	$ 503	.91%	255.33%
Commercial real estate:								
Commercial Mortgage	15,636	15,231	2	.05	35	156	1.00	445.71
Construction	2,144	2,125	(1)	(.19)	-	21	.98	N/M
Commercial lease financing[2]	3,956	3,817	(1)	(.11)	2	29	.73	N/M
Real estate – residential mortgage	19,588	18,383	(3)	(.07)	67	122	.62	182.09
Home equity	8,134	8,208	(1)	(.05)	120	95	1.17	79.17
Consumer direct loans	6,665	6,514	9	.55	3	112	1.68	N/M
Credit cards	967	943	7	2.98	3	59	6.10	N/M
Consumer indirect loans	55	59	1	6.80	2	2	3.64	100.00
Continuing total	**$ 112,390**	**$ 109,138**	**$ 44**	**.16%**	**$ 429**	**$ 1,099**	**.98%**	**256.18%**
Discontinued operations	498	510	-	-	3	24	4.82	800.00
Consolidated total	**$ 112,888**	**$ 109,648**	**$ 44**	**.16%**	**$ 432**	**$ 1,123**	**.99%**	**259.95%**

(1) Loan balance include $161 million of commercial credit card balances at June 30, 2022; (2) Commercial lease financing includes receivables held as collateral for a secured borrowing of $12 million at June 30, 2022. Principal reductions are based on the cash payments received from these related receivables; (3) Net loan charge-off amounts are annualized in calculation

20

21 $ in millions (1) For the three months ended June 30, 2022, March 31, 2022, and June 30, 2021, intangible assets exclude $2 million, $2 million, and $4 million, respectively, of period-end purchased credit card receivables; (2) Net of capital surplus; (3) For the three months ended June 30, 2022, March 31, 2022, and June 30, 2021, average intangible assets exclude $2 million, $3 million, and $4 million, respectively, of average purchased credit card receivables GAAP to Non-GAAP Reconciliation

22 GAAP to Non-GAAP Reconciliation $ in millions